UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2009
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463

(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 12, 2009, Onyx Pharmaceuticals, Inc. (the “Company”) completed its registered underwritten public offering of 4,600,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to an underwriting agreement with Goldman, Sachs & Co. (“Goldman Sachs”) as representative of the several underwriters named therein, and the concurrent registered underwritten public offering of $230.0 million aggregate principal amount of the Company’s 4.00% Convertible Senior Notes due 2016 (the “Notes”) pursuant to an underwriting agreement with Goldman Sachs, as representative of the several underwriters named therein.
     The Shares and the Notes (and the shares of Common Stock issuable upon conversion thereof) have been registered pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-143825) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), including the prospectus supplements filed by the Company with the Commission pursuant to Rule 424(b)(5) under the Act, in each case, dated August 6, 2009 (each, a “Prospectus Supplement” and together, the “Prospectus Supplements”) to the prospectus contained in the Registration Statement, dated June 18, 2007.
     The Company issued the Notes under an indenture dated as of August 12, 2009 (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture dated as of August 12, 2009, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).
     The Notes bear interest at a rate of 4.00% per year, payable semi-annually in arrears, on February 15 and August 15 of each year, commencing on February 15, 2010. The Notes are general unsecured senior obligations of the Company and rank equally in right of payment with all of the Company’s future senior unsecured indebtedness, if any, and senior in right of payment to our future subordinated debt, if any. The notes will be effectively junior to any of our future secured indebtedness to the extent of the value of the assets securing such indebtedness. The notes will also be structurally subordinated in right of payment to all future indebtedness and other liabilities (including trade payables) of any future subsidiary of the Company.
     The Notes will mature on August 15, 2016, unless earlier redeemed or repurchased by the Company or converted. The Notes will be convertible, under certain circumstances and during certain periods, at an initial conversion rate of 25.2207 shares of Common Stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $39.65 per share of Common Stock. The conversion rate is subject to adjustment in certain circumstances. Upon conversion of a Note, the Company will deliver, at its election, shares of Common Stock, cash or a combination of cash and shares of Common Stock.
     Upon the occurrence of certain fundamental changes involving the Company, holders of the Notes may require the Company to repurchase all or a portion of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
     Beginning August 20, 2013, the Company may redeem all or part of the outstanding Notes, provided that the last reported sale price of the Common Stock for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day prior to the date the Company provides the notice of redemption to holders of the Notes exceeds 130% of the conversion price in effect on each such trading day. The redemption price will equal 100% of the principal amount of the Notes to be redeemed, plus all accrued and unpaid interest, plus a “make-whole premium” payment (as defined in this Prospectus Supplement relating to the offering of the Notes). The Company must make the make-whole premium payments on all Notes called for redemption prior to August 15, 2016, including Notes converted after the date the Company delivered the notice of redemption.
     The Indenture contains customary terms and covenants and events of default. If an event of default (as defined therein) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Company and the Trustee, may, and the Trustee at the request of such holders shall, declare 100% of the principal of and accrued and unpaid interest on all the Notes to be due and payable. In the case of an event of default arising out of certain bankruptcy events (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.
     The Base Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference. The Supplemental Indenture filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference. The form of Note (included in the Supplemental Indenture) is filed as Exhibit 4.3 to this Current Report and is incorporated herein by reference. The terms of the Notes issued pursuant to the Indenture are described in the section of the Prospectus Supplement relating to the offering of the Notes entitled “Description of Notes,” which is incorporated herein by reference. The description of the terms of the Notes and the Indenture is a summary only and is not meant to be a complete description of the Notes or the Indenture and is qualified in its entirety by reference to the form of Note and the Indenture.
     Attached as Exhibit 5.1 to this Current Report is a copy of the opinion of Cooley Godward Kronish LLP relating to the validity of the Notes (the “Opinion”). In connection with the issuance and sale by the Company of the Notes, the Base Indenture (Exhibit 4.1 to this Current Report), the Supplemental Indenture (Exhibit 4.2 to this Current Report), the form of Note (Exhibit 4.3 to this Current Report) and the Opinion (Exhibit 5.1 to this Current Report) are incorporated by reference into the Registration Statement.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Number	Description

4.1	Indenture dated as of August 12, 2009 between Onyx Pharmaceuticals, Inc. and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture dated as of August 12, 2009 between Onyx Pharmaceuticals, Inc. and Wells Fargo Bank, National Association

4.3	Form of 4.00% Convertible Senior Note due 2016

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2009	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

4.1	Indenture dated as of August 12, 2009 between Onyx Pharmaceuticals, Inc. and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture dated as of August 12, 2009 between Onyx Pharmaceuticals, Inc. and Wells Fargo Bank, National Association

4.3	Form of 4.00% Convertible Senior Note due 2016

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)